UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2009

VALLEY FORGE COMPOSITE
TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I
50 E RIVER CENTER BLVD, SUITE 820
COVINGTON KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (859) 581-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Auditors:

(i) On March 2, 2009, Sherb & Co., LLP. was dismissed as certifying accountant for the Company.  On March 5, 2009, the Company engaged Hawkins Accounting as its principal independent accountant.  This decision to engage Hawkins Accounting was ratified by the full Board of Directors of the Company.

(ii) Pertaining to Sherb & Co., LLP’s accountant’s report on the financial statements for the past two years, management of the Company has not had any disagreements with Sherb & Co., LLP related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) Because the Company has no standing audit committee, the Company’s full Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through September 30, 2008, there have been no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb & Co., LLP would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent audit periods and the interim period up to September 30, 2008, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Sherb & Co., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)   New Independent Accountants:

(i) The Company engaged Hawkins Accounting its new independent auditors as of March 5, 2009.  Prior to such date, the Company did not consult with Hawkins Accounting regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement or a reportable event between the Company and its former auditor as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Sherb & Co., LLP to the Securities and Exchange Commission dated March 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: March 6, 2009	By:	/s/ Louis J. Brothers
Louis J. Brothers
President, Secretary, Treasurer, and Authorized Officer